                            ARTICLES OF INCORPORATION

                                       OF

                       INTERSTATE ELECTRONICS CORPORATION



                                        I

                  The name of this corporation is:

                       INTERSTATE ELECTRONICS CORPORATION


                                       II

                  The purposes for which this corporation is formed are:

                  (a) To engage initially in the primary business of developing, manufacturing, assembling, distributing and selling products utilizing electrons and involving the science of electronics.

                  (b) To act as a partner and joint venturer and to enter into copartnership and joint venture agreements with other corporations and with individuals.

                  (c) To engage in any business or activity permitted under the Corporations Code of the State of California.

                                       III

                  The principal office for the transaction of the business of this corporation is to be located in the County of Los Angeles, State of California.

                                       IV

                  The number of directors of this corporation is three, and the names and addresses of the persons who are appointed to act as the first directors are:

                  H. W. Darling          Beverly Hills, California

                  D. K. Hall             Los Angeles, California


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                  T. F. Call             Los Angeles, California

                                        V

                  The total number of shares which this corporation is authorized to issue is 25,000. The aggregate par value of all shares is $25,000.00, and the par value of each share is $1.00.

                  Executed on May 19, 1955.


                                                     /s/  H. W. Darling
                                                  ------------------------
                                                     H. W. Darling


                                                     /s/  D. K. Hall
                                                  ---------------------
                                                     D. K. Hall



                                                     /s/  T. F. Call
                                                  ---------------------
                                                     T. F. Call





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STATE OF CALIFORNIA                 )
                                    )        ss.
COUNTY OF LOS ANGELES               )



                  On this 19th day of May, 1955, before me, the undersigned, a notary public in and for the County of Los Angeles, State of California, personally appeared H. W. DARLING, D. K. HALL and T. F. CALL, known to me to be the persons named as the first directors in the foregoing Articles of Incorporation and whose names are subscribed thereto, and severally acknowledged to me that they executed the same.


                                                       /s/  June M. Lane
                                                   ----------------------------
                                                   Notary Public in and for said
                                                   County and State.



                                                         (Notarial Seal)



Original filed with California Secretary of State - May 20, 1955.

Certified Copy filed with Los Angeles County Clerk - August 3, 1956.

Certified Copy filed with Orange County Clerk - August 3, 1956.


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                            CERTIFICATE OF AMENDMENT

                         OF ARTICLES OF INCORPORATION OF

                       INTERSTATE ELECTRONICS CORPORATION



         D. K. HALL and T. F. CALL, as incorporators of INTERSTATE ELECTRONICS CORPORATION, certify:

         1. The signatories constitute two of the three incorporators of INTERSTATE ELECTRONICS CORPORATION, a California corporation.

         2. By adoption the signatories amend Article IV of the Articles of Incorporation of INTERSTATE ELECTRONICS CORPORATION by amending so much thereof as reads:

         "The number of directors of this corporation is three . . . "

to read as follows:

         "The number of directors of this corporation is five . . ."

                  3. The corporation has issued no shares and has accepted no subscriptions for shares since the filing of its Articles with the Secretary of State of the State of California on May 20, 1955.


                           EXECUTED on July 30, 1956.


                                                           /s/  D. K. Hall
                                                       -------------------------
                                                           D. K. Hall



                                                           /s/  T. F. Call
                                                       -------------------------
                                                           T. F. Call





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STATE OF CALIFORNIA                 )
                                    )        ss.
COUNTY OF LOS ANGELES               )



         D. K. HALL and T. F. CALL, being first duly sworn, each for himself states:

         The matters set forth in the foregoing Certificate of Amendment are true of his own knowledge.

                                                           /s/  D. K. Hall
                                                       -------------------------
                                                           D. K. Hall



                                                           T. F. Call
                                                       -------------------------
                                                           T. F. Call



Subscribed and sworn to before
me this 30th day of July, 1956.


        June M. Lane
-----------------------------
Notary Public in and for said
       County and State

(SEAL)

My Commission Expires Aug. 30, 1958


Original filed with California Secretary of State - July 31, 1956.

Certified Copy filed with Los Angeles County Clerk - August 3, 1956.

Certified Copy filed with Orange County Clerk - August 3, 1956.

                            CERTIFICATE OF AMENDMENT

                         OF ARTICLES OF INCORPORATION OF

                       INTERSTATE ELECTRONICS CORPORATION



         H. W. DARLING, D. K. HALL and T. F. CALL, as the incorporators of INTERSTATE ELECTRONICS CORPORATION, certify:

         1. The signatories constitute all of the incorporators of INTERSTATE ELECTRONICS CORPORATION, a California corporation.

         2. By adoption the signatories amend Article V of the Articles of Incorporation to read:

                                       "V

                The total number of shares which this corporation is authorized to issue is 1,000,000. The aggregate par value of all shares is $1,000,000.00, and the par value of each share is $1.00."

         3. The corporation has issued no shares and has accepted no subscriptions for shares since the filing of its Articles with the Secretary of State of the State of California on May 20, 1955.

                            EXECUTED on May 17, 1956.


                                                           /s/  H. W. Darling
                                                       -------------------------
                                                           H. W. Darling


                                                           /s/  D. K. Hall
                                                       -------------------------
                                                           D. K. Hall



                                                           /s/  T. F. Call
                                                       -------------------------
                                                           T. F. Call

STATE OF CALIFORNIA                 )
                                    )        ss.
COUNTY OF LOS ANGELES               )



         H. W. DARLING, D. K. HALL and T. F. CALL, being first duly sworn, each for himself states:

         The matters set forth in the foregoing Certificate of Amendment are true of his own knowledge.

                                                           /s/  H. W. Darling
                                                       -------------------------
                                                           H. W. Darling


                                                           /s/  D. K. Hall
                                                       -------------------------
                                                           D. K. Hall


                                                           /s/  T. F. Call
                                                       -------------------------
                                                           T. F. Call



Subscribed and sworn to before me
this 17th day of May, 1956

       /s/  June M. Lane
-----------------------------
Notary Public in and for said
       County and State

(SEAL)

           My Commission Expires Aug. 30, 1958





Original filed with California Secretary of State - May 22, 1956.

Certified Copy filed with Los Angeles County Clerk - August 3, 1956.

Certified Copy filed with Orange County Clerk - August 3, 1956.

                            CERTIFICATE OF AMENDMENT

                         OF ARTICLES OF INCORPORATION OF

                       INTERSTATE ELECTRONICS CORPORATION



         PAUL H. REEDY, as the President, and JOHN A. COLEGROVE, as the Secretary, of Interstate Electronics Corporation, a California corporation, certify:

         1. At a special meeting of the Board of Directors of Interstate Electronics Corporation held on May 5, 1958, the following resolution was adopted:

                  "RESOLVED, that the Articles of Incorporation of this corporation be and they are amended by amending Article V to read:

                                       'V

                  The total number of shares which this corporation is authorized to issue is 5,000,000. The aggregate par value of all shares is $5,000,000.00 and the par value of each share is $1.00.'"

         2. Subsequent to the adoption of the above resolution and prior to the execution of this Certificate, all the shareholders of Interstate Electronics Corporation executed and filed with the Secretary of the corporation their written consent to the foregoing amendment of the Articles of the corporation. A conformed copy of the written consent is attached to this Certificate.

                       WRITTEN CONSENT OF SHAREHOLDERS TO

                    AMENDMENT OF ARTICLES OF INCORPORATION OF

                       INTERSTATE ELECTRONICS CORPORATION


         WHEREAS, at a special meeting of the Board of Directors of Interstate Electronics Corporation held on May 5, 1958, the following resolution was adopted:

         "RESOLVED, that the Articles of Incorporation of this corporation be and they are amended by amending Article V to read:

                                       'V

                  The total number of shares which this corporation is authorized to issue is 5,000,000. The aggregate par value of all shares is $5,000,000.00 and the par value of each share is $1.00.'"

         NOW, THEREFORE, the undersigned shareholders of Interstate Electronics Corporation, and each of them, by the execution of this instrument adopt, approve and consent to the amendment of Article V of the Articles of Incorporation of Interstate Electronics Corporation to read as set forth in the resolution of the corporation's Board of Directors.

                                            Date of            Number of
       Name of Shareholder                  Signing           Shares Held
       -------------------                  -------           -----------
Interstate Engineering Corporation

By       /s/  Frank E. Booth,             May 5, 1958           200,000
   -------------------------------
         President

                            CERTIFICATE OF AMENDMENT

                         OF ARTICLES OF INCORPORATION OF

                       INTERSTATE ELECTRONICS CORPORATION



         ALFRED V. GANGNES and DONALD W. HIGBEE certify:

         1. They are the President and the Secretary, respectively, of Interstate Electronics Corporation, a California corporation.

         2. By unanimous written consent of the board of directors of the Corporation without a meeting, the directors being authorized to so act by the By-laws of the Corporation, the following resolution was adopted as of April 28, 1971:

                  "RESOLVED, that the Articles of Incorporation of this corporation be and they are amended by amending Article III to read:

                                      'III

                  The county in the State of California where the principal office for the transaction of business of this corporation is located is Orange County.'"

         3. The sole shareholder of the Corporation has adopted the amendment by written consent. The wording of the amended article, as set forth in the shareholder's written consent, is the same as that set forth in the directors' resolution.

         4. The number of shares represented by written consent is 428,590. The total number of shares entitled to vote or consent to the amendment is 428,590.


                                                /s/  Alfred V. Gangnes
                                             ---------------------------------
                                                Alfred V. Gangnes, President



                                                /s/  Donald W. Higbee
                                             ---------------------------------
                                                Donald W. Higbee, Secretary

         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

         EXECUTED at Anaheim, California, on May 25, 1971.

                                                 /s/  Alfred V. Gangnes
                                             ---------------------------------
                                                 Alfred V. Gangnes



                                                 /s/  Donald W. Higbee
                                             ---------------------------------
                                                 Donald W. Higbee

                     WRITTEN CONSENT OF SOLE SHAREHOLDER TO

                    AMENDMENT OF ARTICLES OF INCORPORATION OF

                       INTERSTATE ELECTRONICS CORPORATION



         WHEREAS, by unanimous written consent of the board of directors of Interstate Electronics Corporation without a meeting, the directors being authorized to so act by the By-laws of the Corporation, the following resolution was adopted as of April 28, 1971:

                  "RESOLVED, that the Articles of Incorporation of this corporation be and they are amended by amending Article III to read:

                                      'III

                  The county in the State of California where the principal office for the transaction of business of this corporation is located is Orange County.'"

         NOW, THEREFORE, the undersigned, as sole shareholder of Interstate Electronics Corporation, by the execution of this instrument, adopts, approves and consents to the amendment of Article III of the Articles of Incorporation of Interstate Electronics Corporation to read as set forth in the foregoing directors' resolution.

         EXECUTED as of April 28, 1971.




                                              A-T-O INC., an Ohio corporation,



                                              By /s/
                                                --------------------------------
                                                    President



                                              By /s/
                                                --------------------------------
                                                    Secretary

                            CERTIFICATE OF OWNERSHIP

                                     MERGING

                                CONRAC SCD, INC.

                                      INTO

                       INTERSTATE ELECTRONICS CORPORATION

     We, Lawrence A. LaCotti, the President, and Cheri A. Costello, the Assistant Secretary, of Interstate Electronics Corporation, do hereby certify:

     1. That they are the President and Assistant Secretary of this Corporation.

     2. That this corporation is duly organized and existing under the laws of the State of California.

     3. That this corporation owns 100 percent of the outstanding shares of Conrac SCD, Inc., a corporation duly organized and existing under the laws of the State of Delaware, the provisions of which permit a merger in the same manner provided by Section 1110 of the California Corporations Code.

     4. That the following resolution was duly adopted and approved by the board of directors of this corporation:

         RESOLVED that Interstate Electronics Corporation merge, and does hereby merge into itself Conrac SCD, Inc., its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

     Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Willoughby, Ohio, on March 18, 1992.

                                                /s/ Lawrence A. LaCotti
                                                --------------------------------
                                                    Lawrence A. LaCotti

                                                /s/ Cheri A. Costello
                                                --------------------------------
                                                    Cheri A. Costello